UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

______________________

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	N/A
(Address of principal executive offices)	(Zip Code)

______________________

Registrant’s telephone number, including area code: 011-59-99-465-8525

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2017, each of Guy J. Jordan, PhD, and Anthony F. Martin, PhD notified the Board of Directors (the “Board”) of Orthofix International N.V. (the “Company”) that he intends to retire from the Board effective as of the commencement of the Company’s 2017 annual general meeting of shareholders (the “2017 AGM”), which is scheduled to occur at 11:00 a.m. (Eastern Time) on June 13, 2017. The Board has accepted each of Dr. Jordan and Dr. Martin’s retirements effective as of the 2017 AGM, and expresses its gratitude to each of them for their years of service to the Company. The retirement of each of Dr. Jordan and Dr. Martin as a director is not related to any disagreement with the Company or the Board regarding any matter related to the Company’s operations, policies or practices.

On April 26, 2017, the Board nominated each of the other eight members of the Board (Luke Faulstick, James F. Hinrichs, Alexis V. Lukianov, Lilly Marks, Bradley R. Mason, Ronald A. Matricaria, Michael E. Paolucci and Maria Sainz) to stand for election at the 2017 AGM, in each case for a one-year term.  Seven of the foregoing eight nominees are independent, outside directors under applicable Nasdaq rules.  In accordance with the Company’s Articles of Association, the Board also reduced the size of the Board from ten seats to eight seats effective as of the commencement of the 2017 AGM.

As part of the Board’s normal committee rotation process, the Board also approved the following committee composition effective as of the commencement of the 2017 AGM.  All members below are independent and satisfy applicable Nasdaq committee membership criteria.

Nominating and Governance Committee: Mr. Faulstick (Chair), Mr. Hinrichs, and Mr. Lukianov.

Audit and Finance Committee: Mr. Hinrichs (Chair), Mr. Faulstick, and Mr. Matricaria.

Compensation Committee: Mr. Paolucci (Chair), Mr. Lukianov, and Ms. Sainz.

Compliance Committee: Ms. Sainz (Chair), Ms. Marks, and Mr. Paolucci.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting Chief Legal Officer

Date: April 28, 2017